Exhibit 10.4

EXECUTION COPY

SERIES B WARRANT AGREEMENT

Dated as of October 31, 2006

between

OWENS CORNING

and

AMERICAN STOCK TRANSFER & TRUST COMPANY

as Warrant Agent

SERIES B WARRANT AGREEMENT

i

ii

SERIES B WARRANT AGREEMENT (this “Warrant Agreement”), dated as of October 31, 2006, between Owens Corning, a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company (the “Warrant Agent”).

W I T N E S S E T H

WHEREAS, the Plan (as defined below) provides that Owens Corning, as a reorganized debtor, issue two series of warrants, the Class A11 Warrants (herein referred to as the “Series A Warrants”) and the Class A12-A Warrants (herein referred to as the “Series B Warrants”), for the purchase of shares of common stock, par value $.01 per share, of the Company (the “Common Stock”), each to be governed by a separate warrant agreement; and

WHEREAS, the Plan provides that Owens Corning, as a reorganized debtor, will issue an aggregate of 7,836,992 Series B Warrants (the “Warrants”) entitling the holder or holders thereof to purchase an aggregate of 7,836,992 shares of Common Stock upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the Company wishes the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange and exercise of the Warrants;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

SECTION 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Affiliate” has the meaning ascribed to it in Rule 12b-2 under the Exchange Act.

(b) “Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

(c) “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day it means 5:00 p.m., New York City time, on the next succeeding Business Day.

(d) “Current Market Price”, as of any date, with respect to a share of Common Stock, shall be deemed to be the average of the closing prices for the ten consecutive trading days ending on the trading day immediately preceding such date on the principal national securities exchange or Nasdaq System on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange or Nasdaq System, the average of the reported bid and asked prices during such ten trading day period in the over-the-counter market as reported by Nasdaq or any other over-the-counter quotation system selected by the Company or, if the shares of Common Stock are not then publicly traded, the Current Market Price shall be determined reasonably and in good faith by the Board of Directors of the Company.

(e) “Effective Date” means October 31, 2006.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g) “Exercise Price” means the Initial Exercise Price as adjusted from time to time pursuant to Section 10 hereof.

(h) “FAIR Act Conditions” means each of the following conditions: (i) the FAIR Act (as defined in the Plan) has been enacted into law on or before the date that is ten (10) days after the conclusion of the 109th Congress, and (ii) either the FAIR Act has not been challenged in a court of competent jurisdiction on or before March 31, 2007, or, in the event that the FAIR Act has been challenged in a court of competent jurisdiction on or before March 31, 2007, then such challenge has been denied pursuant to a Final Order (as defined in the Plan).

(i) “Initial Distribution Date” has the meaning ascribed to it in the Plan.

(j) “Initial Exercise Price” means $45.25 per share of Common Stock.

(k) “Person” means an individual, corporation, association, partnership, limited liability company, joint venture, trust, unincorporated organization, government or political subdivision thereof or governmental agency or other entity.

(l) “Plan” means the Sixth Amended Joint Plan of Reorganization for Owens Corning and its Affiliated Debtors and Debtors-In-Possession (as Modified), as confirmed by the Bankruptcy Court in a Confirmation Order entered September 26, 2006.

(m) “Warrant Certificate” means a certificate in substantially the form attached as Exhibit I hereto representing such number of Warrants as is indicated on the face thereof.

SECTION 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Warrant Agents as it may, in its sole discretion, deem necessary or desirable.

SECTION 3. Form of Warrant Certificates. The Warrant Certificates (together with the form of election to purchase Common Stock, the form of election to convert into Common Stock and the form of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit I hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement and the Plan or as may be required to comply with any law or with any rule or regulation made pursuant thereto, or to conform to usage.

SECTION 4. Countersignature and Registration. The Warrant Certificates shall be executed on behalf of the Company by its Chairman, its President or a Vice President, either manually or by facsimile signature. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issuance and delivery by the Company, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such an officer.

The Warrant Agent will keep or cause to be kept books for registration and transfer of the Warrant Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Warrant Certificates, the number of warrants evidenced on the face of each of such Warrant Certificate and the date of each of such Warrant Certificate.

SECTION 5. Transfer, Split Up, Combination And Exchange of Warrant Certificates; Mutilated, Destroyed, Lost Or Stolen Warrant Certificates. Subject to the provisions of Section 13 hereof and the last sentence of this first paragraph of Section 5 and subject to applicable law, rules or regulations, restrictions on transferability that may appear on Warrant Certificates in accordance with the terms hereof or any “stop transfer” instructions the Company may give to the Warrant Agent, at any time after the Close of Business on the date hereof, at or prior to the Close of Business on the Expiration Date (as such term is hereinafter defined), any Warrant Certificate or Warrant Certificates may be transferred, split up, combined or exchanged for another Warrant Certificate or Warrant Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Warrant Certificate or Warrant Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Warrant Certificate shall make such request in writing delivered to the Warrant Agent, and shall surrender the Warrant Certificate or Warrant Certificates to be transferred, split up, combined or exchanged at the principal office of the Warrant Agent. Thereupon the Warrant Agent shall, subject to the last sentence of this first paragraph of Section 5, countersign and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Warrant Certificates, together with reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto.

Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security in customary form and amount, and reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto, and upon surrender to the Warrant Agent and cancellation of the Warrant Certificate if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor to the Warrant Agent for delivery to the registered holder in lieu of the Warrant Certificate so lost, stolen, destroyed or mutilated.

SECTION 6. Exercise of Warrants; Exercise Price; Expiration Date.

(a) The Warrants shall be exercisable commencing upon their date of issuance. The Warrants shall cease to be exercisable and shall terminate and become void, and all rights thereunder and under this Agreement shall cease, at or prior to the Close of Business on the date (the “Expiration Date”) which is the seventh anniversary of the Effective Date. Subject to the foregoing and to Section 6(b) below, the registered holder of any Warrant or Warrants may exercise them in whole or in part upon surrender of the Warrant Certificate (if issued) and the form of election to purchase duly executed, to the Warrant Agent at the principal office of the Warrant Agent or to the office of one of its agents as may be designated by the Warrant Agent from time to time, together with payment of the Exercise Price, which may be made, at the option of the holder, (i) in United States dollars by certified or official bank check, (ii) by a Cashless Exercise (as defined below) or (iii) by any combination of (i) and (ii), to the principal office of the Warrant Agent where the Warrant Certificate (if issued) and the form of election to purchase is being surrendered. A “Cashless Exercise” shall mean an exercise of a Warrant in accordance with the immediately following two sentences. To effect a Cashless Exercise, the holder may exercise a Warrant or Warrants without payment of the Exercise Price in cash by surrendering such Warrant or Warrants and, in exchange therefor, receiving such number of shares of Common Stock equal to the product of (1) that number of shares of Common Stock for which such Warrants are exercisable and which would be issuable in the event of an exercise with payment in cash of the Exercise Price and (2) the Cashless Exercise Ratio (as defined below). The “Cashless Exercise Ratio” shall equal a fraction, the numerator of which is the excess of the Current Market Price (calculated as set forth in this agreement) per share of Common Stock on the date of exercise over the Exercise Price per share of Common Stock as of the date of exercise and the denominator of which is the Current Market Price per share of Common Stock on the date of exercise. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with a holder’s option to elect a Cashless Exercise, such holder must specify the number of Warrants for which such Warrant Certificate is to be exercised (without giving effect to such Cashless Exercise). All provisions of this Agreement shall be applicable with respect to a Cashless Exercise of a Warrant Certificate of less than the full number of Warrants represented thereby. No payment or adjustment shall be made on account of any distributions or dividends on the Common Stock issued upon exercise of a Warrant.

The Company shall calculate and transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this section to calculate, the Cashless Exercise Ratio.

(b) Upon receipt of a Warrant Certificate (if issued) and a duly executed form of election to purchase at or prior to the Close of Business on the Expiration Date accompanied by payment of the Exercise Price for the shares to be purchased (or election of the Cashless Exercise option) and an amount equal to any applicable tax or governmental charge referred to in Section 5 by certified check or bank draft payable to the order of the Company, the Warrant Agent shall thereupon promptly (i) requisition from any transfer agent of the Common Stock certificates for the number of whole shares of Common Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests and (ii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Warrant or Warrants, registered in such name or names as may be designated by such holder. Upon receipt by the Company of a Warrant Certificate (if issued) and a form of election to purchase, duly executed, at the principal office of the Warrant Agent and payment of the applicable Exercise Price as required hereby, the holder of such Warrant or Warrants shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such holder.

(c) In case the registered holder of any Warrant Certificate shall exercise fewer than all Warrants evidenced thereby, a new Warrant Certificate evidencing the number of Warrants equivalent to the number of Warrants remaining unexercised shall be issued by the Warrant Agent to the registered holder of such Warrant Certificate or to his duly authorized successors or assigns, subject to the provisions of Sections 5, 6(b) and 13 hereof.

SECTION 7. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, conversion, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in canceled form, or, if surrendered to the Warrant Agent, shall be canceled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Warrant Agreement. The Company shall deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise or conversion thereof. The Warrant Agent shall process cancelled warrants in the manner prescribed by applicable regulations promulgated by the Securities and Exchange Commission.

SECTION 8. Reservation And Availability of Shares of Common Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, free from preemptive rights, liens, security interests or other interests thereon, the number of shares of Common Stock that will be sufficient to permit the exercise or conversion in full of all outstanding Warrants.

(b) The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all shares of Common Stock delivered upon exercise or conversion of Warrants shall, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price as contemplated by Section 6), be duly authorized, validly issued, fully paid and nonassessable.

(c) The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the original issuance or delivery of the Warrants, any Warrant Certificates or certificates evidencing Common Stock upon exercise or conversion of the Warrants. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of Warrant Certificates or the issuance or delivery of certificates for Common Stock in a name other than that of the registered holder of the Warrants surrendered for exercise or conversion or to issue or deliver any certificate for shares of Common Stock upon the exercise or conversion of any Warrants until any such tax or governmental charge shall have been paid (any such tax or governmental charge being payable by the holder of such Warrant Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax or governmental charge is due.

SECTION 9. Common Stock Record Date. Each person in whose name any certificate for shares of Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record for the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrants were duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding day on which the Common Stock transfer books of the Company are open.

SECTION 10. Adjustment of Exercise Price, Number of Shares of Common Stock or Number of the Company Warrants. The Exercise Price, the number of shares covered by each Warrant and the number of Warrants outstanding are subject to adjustment from time to time as provided in this Section 10.

(a) In the event the Company shall at any time after the date of this Agreement (i) declare a dividend on shares of Common Stock payable in shares of any class of capital stock of the Company, (ii) subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of capital stock in a reclassification of shares of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

(b) In the event the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock (such rights, options or warrants not being available to holders of Warrants) entitling them (for a period expiring within 45 calendar days after such date of issue) to subscribe for or purchase Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock), at a price per share of Common Stock (or having a conversion, exercise or exchange price per share of Common Stock, in the case of a security convertible into or exercisable or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock on such record date (or, if there has been no such determination, then the Company must promptly cause such determination to be made as contemplated by the definition of “Current Market Price” set forth herein, and any proposed record date must be postponed until after such determination has been made), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion, exercise or exchange price of the convertible, exercisable or exchangeable securities so to be offered) would purchase at such Current Market Price and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible, exercisable or exchangeable securities so to be offered are initially convertible, exercisable or exchangeable). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c) In the event the Company shall fix a record date for the making of a dividend or distribution to all holders of Common Stock of any evidences of indebtedness or assets or subscription rights or warrants (excluding those referred to in Section 10(a) or (b) or other dividends paid out of retained earnings), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction of which the numerator shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company) of such distribution applicable to one share of Common Stock, and of which the denominator shall be such Current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(d) In the event the Company shall consummate a tender offer for or otherwise repurchase or redeem Common Stock, to the extent that the cash and value of any other consideration included in such payment per share of Common Stock exceeds the Current Market Price per share of Common Stock on the trading day next succeeding the Expiration Time (as defined below), unless the Company tenders for the Warrants on terms which give effect to such excess consideration, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the last time tenders or repurchases or redemptions may be made pursuant to such tender or repurchase or redemption (the “Expiration Time”) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered, repurchased or redeemed shares) at the Expiration Time multiplied by the Current Market Price per share of the Common Stock on the trading day next succeeding the Expiration Time, and the denominator shall be the sum of (A) the fair market value of the aggregate consideration payable to shareholders based on the acceptance of all shares validly tendered, repurchased or redeemed and not withdrawn as of the Expiration Time (the shares deemed so accepted being referred to as the “Purchased Shares”) and (B) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of the Common Stock on the trading day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

For purposes of this paragraph (d), the value of non cash-consideration shall be as determined in good faith by the Board of Directors of the Company.

(e) Notwithstanding the foregoing paragraphs (a), (b), (c) and (d), no adjustment in the Exercise Price pursuant to such paragraphs shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 10(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 10 shall be made to the nearest cent or the nearest hundredth of a share, as the case may be.

(f) In the event that at any time, as a result of an adjustment made pursuant to Section 10(a), the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 10(a), (b), (c) and (d), and the provisions of Sections 6, 8, 9 and 12 with respect to the shares of Common Stock shall apply on like terms to any such other shares.

(g) All Warrants originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Warrants, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 10(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 10(b), (c) and (d), each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest hundredth) obtained by (i) multiplying (x) the number of shares covered by a Warrant immediately prior to such adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(i) The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Warrants, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Warrant. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest hundredth) obtained by dividing the Exercise Price in effect prior to adjustment of the Exercise Price by the Exercise Price in effect after adjustment of the Exercise Price, and each of the Warrants outstanding after such adjustment of the number of Warrants shall be exercisable for one share of Common Stock. The Company shall instruct the Warrant Agent to notify each of the record holders of Warrants of its election to adjust the number of Warrants, indicating the record date for the adjustment, and, if known at the time, the amount of adjustment to be made. Such record date may be the date on which the Exercise Price is adjusted or any day thereafter, but shall be at least 10 days later than the date of the public announcement. Upon each adjustment of the number of Warrants pursuant to this Section 10(i), the Company shall instruct the Warrant Agent to distribute, as promptly as practicable, to holders of record of Warrant Certificates on such record date Warrant Certificates evidencing, subject to Section 13, the additional Warrants to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, instruct the Warrant Agent to distribute to such holders of record in substitution and replacement for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to which such holders shall be entitled after such adjustment. Warrant Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Warrant Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Exercise Price or the number of shares of Common Stock issuable upon the exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed upon the initial Warrant Certificates issued hereunder.

(k) The Company agrees that it will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company.

(l) In any case in which this Section 10 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, if any holder of a Warrant exercises such Warrant after such record date, the Company may elect to defer, until the occurrence of such event, the issuance of the shares of Common Stock and other capital stock of the Company in excess of the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares and/or other capital securities upon the occurrence of the event requiring such adjustment.

SECTION 11. Certification of Adjusted Exercise Price or Number of Shares of Common Stock. Whenever the Exercise Price or the number of shares of Common Stock issuable upon the exercise of each Warrant is adjusted as provided in Section 10 or 12, the Company shall (a) promptly prepare a certificate setting forth the Exercise Price of each Warrant and the number of shares of Common Stock issuable upon the exercise of each Warrant (if modified) in each case as so adjusted, and a brief statement of the facts accounting for such adjustment(s), (b) promptly file with the Warrant Agent and with each transfer agent for the Common Stock a copy of such certificate and (c) instruct the Warrant Agent to mail a brief summary thereof to each holder of a Warrant Certificate.

SECTION 12. Reclassification, Consolidation, Purchase, Combination, Sale or Conveyance. In case any of the following shall occur while any Warrants are outstanding: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or as covered by Section 10 (a)), or (ii) any consolidation, merger or combination of the Company with or into another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the property or assets of the Company as, or substantially as, an entirety to any other entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company shall not effect any of the transactions described in (i)-(iii) above, unless prior to the consummation thereof the Company, or such successor corporation or transferee, as the case may be, shall make appropriate provision by amendment of this Agreement or by the successor corporation or transferee executing with the Warrant Agent an agreement so that the holders of the Warrants then outstanding shall have the right at any time thereafter, upon exercise or conversion of such Warrants (in lieu of the number of shares of Common Stock theretofore deliverable) to receive the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance as would be received by a holder of the number of shares of Common Stock issuable upon exercise or conversion of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

If the holders of the Common Stock may elect from choices the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance, then for the purpose of this Section 12 the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance shall be deemed to be the volume weighted average of the consideration received by all holders of Common Stock in such reclassification, change, consolidation, merger, combination, sale or conveyance. Such adjusted Warrants shall provide for adjustments which, for events subsequent to the effective date of such new Warrants, shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 10, this Section 12 and Section 14(d). The above provisions of this Section 12 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances of the kind described above.

The Company shall instruct the Warrant Agent to mail by first class mail, postage prepaid, to each registered holder of a Warrant, written notice of the execution of any such amendment, supplement or agreement. Any supplemented or amended agreement entered into by the successor corporation or transferee shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 10, this Section 12 and Section 14(d). The Warrant Agent shall be under no responsibility to determine the correctness of any provisions contained in such agreement relating either to the kind or amount of securities or other property receivable upon exercise or conversion of warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such agreement. The provisions of this Section 12 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and conveyances of the kind described above.

SECTION 13. Fractional Shares of Common Stock.

(a) The Company shall not issue fractions of Warrants or distribute Warrant Certificates which evidence fractional Warrants. Whenever any fractional Warrant would otherwise be required to be issued or distributed, the actual issuance or distribution shall reflect a rounding of such fraction to the nearest whole Warrant (up or down), with half Warrants or less being rounded down and fractions in excess of a half of a Warrant being rounded up.

(b) The Company shall not issue fractions of shares of Common Stock upon exercise or conversion of Warrants or distribute stock certificates which evidence fractional shares of Common Stock. Whenever any fraction of a share of Common Stock would otherwise be required to be issued or distributed, the actual issuance or distribution made shall reflect a rounding of such fraction to the nearest whole share (up or down), with half shares or less being rounded down and fractions in excess of half of a share being rounded up.

(c) The holder of a Warrant by the acceptance of the Warrant expressly waives his right to receive any fractional Warrant or any fractional share of Common Stock upon exercise or conversion of a Warrant.

SECTION 14. Conversion of Warrants Following Satisfaction of Fair Act Conditions.

(a) In the event that each of the Fair Act Conditions shall have been satisfied, then on or before the later to occur of (i) the sixtieth (60th) day after the first Business Day on which each of the FAIR Act Conditions shall have been satisfied, and (ii) the sixtieth (60th) day after the Initial Distribution Date, holders of Warrants may, in lieu of exercising such Warrants in accordance with the provisions of Section 6 hereof, convert their Warrants into shares of Common Stock at an initial conversion rate (the “Conversion Rate”) of 2.455277 shares of Common Stock per Warrant. Subject to the foregoing, the registered holder of any Warrant or Warrants may convert the Warrants in whole or in part upon surrender of the Warrant Certificate (if issued) and the form of election to convert duly executed, to the Warrant Agent at the principal office of the Warrant Agent or to the office of one of its agents as may be designated by the Warrant Agent from time to time. Except for the payment of any applicable tax or governmental charge referred to in Section 5, no Exercise Price or other consideration shall be required to be paid or be payable by the holder to the Company in connection with any conversion of Warrants pursuant to this Section 14.

(b) Following the satisfaction of each of the FAIR Act Conditions and within the timeframe specified in Section 14(a) hereof and upon receipt of a Warrant Certificate (if issued) and the form of election to convert duly executed, accompanied by payment of an amount equal to any applicable tax or governmental charge referred to in Section 5 by certified check or bank draft payable to the order of the Company, the Warrant Agent shall thereupon promptly (i) requisition from any transfer agent of the Common Stock certificates for the number of whole shares of Common Stock into which such Warrant or Warrants is to be converted, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests and (ii) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Warrant or Warrants, registered in such name or names as may be designated by such holder. Upon receipt by the Company of a Warrant Certificate (if issued) and a form of election to convert, duly executed, at the principal office of the Warrant Agent, the holder of such Warrant or Warrants shall be deemed to be the holder of record of the shares of

Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such holder.

(c) In case the registered holder of any Warrant Certificate shall convert fewer than all Warrants evidenced thereby, a new Warrant Certificate evidencing the number of Warrants equivalent to the number of Warrants remaining unconverted shall be issued by the Warrant Agent to the registered holder of such Warrant Certificate or to his duly authorized assigns, subject to the provisions of Sections 5, 14(b) and 13 hereof.

(d) Upon any adjustment to the Exercise Price and the number and kind of shares of capital stock issuable upon exercise of the Warrants in accordance with the provisions of Section 10(a), the Conversion Rate in effect at the time of the record date or of the effective date of the transaction or event giving rise to such adjustment, and the kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Warrant converted after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Warrant had been converted immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such conversion and been entitled to receive by virtue of such transaction or event. In addition, upon any adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants in accordance with the provisions of Section 10(h), the Conversion Rate of the Warrants shall be adjusted by multiplying the Conversion Rate in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares for which each Warrant shall be exercisable following such adjustment and the denominator of which shall be the number of shares for which each Warrant shall have been exercisable immediately prior to such adjustment. Any certificate prepared and filed in accordance with Section 11 on account of an adjustment to the Exercise Price or number of shares issuable upon exercise of the Warrants shall include a statement of like tenor relating to the corresponding change to the Conversion Rate in accordance with the provisions of Section 12 and this Section 14(d).

(e) In the event that each of the Fair Act Conditions shall have been satisfied, the Company shall provide the Warrant Agent and the holders of Warrants written notice of such satisfaction, which notice shall reference the rights of the holders to convert Warrants in accordance with this Section 14.

SECTION 15. Agreement of Warrant Certificate Holders. Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and the Warrant Agent and with every other holder of a Warrant Certificate that:

(a) the Warrant Certificates are transferable only on the registry books of the Warrant Agent if surrendered at the principal office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer; and

(b) the Company and the Warrant Agent may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant

Certificates made by anyone other than the Company or the Warrant Agent) for all purposes whatsoever, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

SECTION 16. Warrant Holder Not Deemed a Shareholder. No holder, as such, of any Warrant shall be entitled to vote, receive dividends or distributions on, or be deemed for any purpose the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise or conversion of the Warrants represented thereby, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders, or to receive dividends or distributions or subscription rights, or otherwise, until such Warrant or Warrants shall have been exercised or converted in accordance with the provisions hereof.

SECTION 17. Concerning the Warrant Agent. The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Warrant Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Warrant Agent, for anything done or omitted by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises. The Company’s payment and indemnity obligations pursuant to this Section 17 shall survive the termination of this Agreement.

The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Warrant Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

SECTION 18. Purchase or Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 20. In case at the time such successor Warrant Agent shall succeed to the agency created by this Agreement any of the Warrant Certificates shall have been countersigned but not delivered, any such successor Warrant Agent may adopt the countersignature of the predecessor Warrant Agent and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

SECTION 19. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrant Certificate, by their acceptance thereof, shall be bound:

(a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman, President or any Vice President of the Company and by the Treasurer or any Assistant Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authentication to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Warrant Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Exercise Price or the making of any change in the number of shares of Common Stock required under the provisions of Sections 10, 12 or 14(d) or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any adjustment of the Exercise Price); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

(g) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman or the President or any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable and shall be indemnified and held harmless for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer, provided the Warrant Agent carries out such instructions without negligence, bad faith or willful misconduct.

(h) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorney or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

SECTION 20. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days’ notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Warrant Certificates by first-class mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Warrant Certificate (who shall, with such notice, submit his Warrant Certificate for inspection by the Company), then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Warrant Certificates. However, failure to give any notice provided for in this Section 20, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

SECTION 21. Issuance of Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the several Warrant Certificates made in accordance with the provisions of this Agreement.

SECTION 22. Uncertificated Warrants. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, elect to have the Warrants issued through a book-entry system maintained by the Warrant Agent, in which case such Warrants shall not be required to be represented by a Warrant Certificate. If the Warrants are uncertificated, the Company shall cause the Warrant Agent to distribute to each holder of Warrants documentation (in substantially the form attached hereto as Exhibit II) setting forth (A) the number of Warrants credited to the account of each such holder in book-entry form with the Warrant Agent, (B) the principal terms of the Warrants (including with respect to the exercise or conversion of such Warrants pursuant to the terms of this Agreement), and (C) the form of election to purchase Common Stock, the form of election to convert into Common Stock and the form of assignment. Notwithstanding the foregoing, however, the Company and the Warrant Agent shall issue and distribute Warrant Certificates to any holder of a Warrant or Warrants upon such holder’s written request conveyed to the Company and the Warrant Agent pursuant to Section 23 hereof.

SECTION 23. Notices. Notices or demands authorized by this Agreement to be given or made (i) by the Warrant Agent or by the holder of any Warrant to or on the Company, (ii) subject to the provisions of Section 20, by the Company or by the holder of any Warrant to or on the Warrant Agent or (iii) by the Company or the Warrant Agent to the holder of any Warrant, shall be deemed given (x) on the date delivered, if delivered personally, (y) on the first Business Day following the deposit thereof with Federal Express or another recognized overnight courier, if sent by Federal Express or another recognized overnight courier, and (z) on the fourth Business Day following the mailing thereof with postage prepaid, if mailed by registered or certified mail (return receipt requested), in each case to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	If to the Company, to:

Owens Corning

One Owens Corning Parkway

Toledo, OH 43659

Attention: Corporate Secretary

Telecopy: (419) 248-8000

(b)	If to the Warrant Agent, to:

American Stock Transfer & Trust Company

6201 15th Avenue, 2nd Floor

Brooklyn, NY 11219

Attention: Karen A. Trachtenberg

Telecopy: (718) 921-8310

(c) If to the holder of any Warrant, to the address of such holder as shown on the registry books of the Warrant Agent. Any notice required to be delivered by the Company to the registered holder of any Warrant may be given by the Warrant Agent on behalf of the Company.

SECTION 24. Supplements and Amendments.

(a) The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which, in every instance, shall not adversely affect the interests of the holders of Warrants.

(b) In addition to the foregoing, with the prior written consent of holders of Warrants entitled, upon exercise thereof, to receive not less than a majority of the shares of Common Stock issuable thereunder, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant Agreement or modifying in any manner the rights of the holders of the Warrants; provided, however, that no modification of the terms (including but not limited to the adjustments described in Section 10 and Section 14(d) and the definitions of the terms “Initial Exercise Price” and “Current Market Price”) upon which the Warrants are exercisable or convertible or reducing the percentage required for consent to modification of this Agreement may be made without the prior written consent of the holder of each outstanding Warrant affected thereby.

SECTION 25. Successors. All covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 26. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any Person other than the Company, the Warrant Agent and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrants.

SECTION 27. Governing Law; Conflicts. This Agreement and each Warrant Certificate issued hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of law principles thereof. In case of any conflict between a provision of this Agreement and a provision of the Plan, the provision of the Plan shall govern and control.

SECTION 28. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 29. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 30. Information. The Company agrees to promptly provide the registered holders of the Warrants the information it is required to, or otherwise elects to, provide to the holders of the Common Stock.

SECTION 31. Stock Exchange Listing. So long as any Warrants remain outstanding, the Company will use its commercially reasonable efforts to list the Warrants and any shares issuable upon exercise of the Warrants on the same securities exchange or over-the-counter market as the Common Stock, or if the Warrants or shares issuable upon exercise of the Warrants cannot be listed on such securities exchange or over-the-counter market, any other securities exchange or over-the-counter market acceptable to the Company’s Board of Directors, subject to the eligibility requirements of any such securities exchange or over-the-counter market.

SECTION 32. Notices of Certain Events. If:

(a) the Company shall order, declare, make or pay any dividend payable in any securities upon its shares of Common Stock or make any distribution (other than a cash dividend) to the holders of its shares of Common Stock; or

(b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe thereto (other than the Rights Offering, as such term is defined in the Plan); or

(c) there shall be a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety); or

(d) any transaction set forth in subsections (i)-(iii) in the first sentence of Section 12;

then the Company shall cause written notice of such event to be filed with the Warrant Agent and instruct the Warrant Agent to mail a brief summary thereof to each holder of a Warrant in accordance with Section 23 hereof, such giving of notice to be completed at least 20 calendar days prior to the date fixed as a record date or the date of closing the transfer books of the Company for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed transaction. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. The failure to give the notice required by this Section 32 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, dissolution, liquidation or winding up or the vote upon or any other action taken in connection therewith.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

OWENS CORNING

By:	/s/ Stephen K. Krull
Name:	Stephen K. Krull
Title:	Senior Vice President, General Counsel and Secretary

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:	/s/ Herbert J. Lemmer
Name:	Herbert J. Lemmer
Title:	Vice President

EXHIBIT I

[Form of Warrant Certificate]

[Face]

Certificate No.	Warrants

CUSIP #: 690742 12 7

OWENS CORNING

SERIES B WARRANT TO PURCHASE COMMON STOCK

This Warrant Certificate certifies that                         , or its successors or registered assigns, is the registered holder of the number of Series B Warrants set forth above (the “Warrants”), to purchase shares of common stock, par value $.01 per share (the “Common Stock”), of Owens Corning, a Delaware corporation (the “Company”). The Warrants expire on October 31, 2013 (the “Expiration Date”) as set forth in the Series B Warrant Agreement between the Company and American Stock Transfer & Trust Company, as Warrant Agent (the “Series B Warrant Agreement”), which date is the seventh anniversary of the Effective Date of the Plan (as each term is defined in the Series B Warrant Agreement). Each Warrant entitles the holder upon exercise at any time on or after the date of this Warrant Certificate and prior to the Expiration Date, to purchase from the Company one fully paid and nonassessable share of Common Stock for each Warrant at the initial exercise price of $45.25 per share, as adjusted from time to time pursuant to Section 10 of the Series B Warrant Agreement (the “Exercise Price”). Upon exercise of the Warrants, in whole or in part, payment shall be made to the principal office of the Warrant Agent in an amount equal to the Exercise Price multiplied by the number of Warrants being exercised (the “Exercise Amount”). Payment of the Exercise Amount shall be made by certified or official bank check for United States Dollars made payable to the order of “Owens Corning”. In accordance with the provisions of Section 6 of the Series B Warrant Agreement, in lieu of payment of the aggregate Exercise Amount as aforesaid, the holder of a Warrant may request the delivery by the Company of a number of shares of Common Stock equal to the product of (1) that number of shares of Common Stock underlying the Warrants being exercised and (2) the Cashless Exercise Ratio (as such term is defined in the Series B Warrant Agreement).

In the event that each of the FAIR Act Conditions (as such term is defined in the Series B Warrant Agreement) shall have been satisfied, then on or before the later to occur of (i) the sixtieth (60th) day after the first Business Day on which each of the FAIR Act Conditions shall have been satisfied, and (ii) the sixtieth (60th) day after the Initial Distribution Date (as such term is defined in the Series B Warrant Agreement), the Warrants will be convertible without cost into Common Stock of the Company at a conversion rate of 2.455277 shares of Common Stock per Warrant (as adjusted from time to time pursuant to Section 14(d) of the Series B Warrant Agreement). No Warrant may be converted after the deadline set forth in the immediately preceding sentence.

No Warrant may be exercised after 5:00 p.m., New York City time, on the Expiration Date, and to the extent not exercised by such time such Warrants shall become void.

Reference is made to the further provisions of this Warrant Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of law principles thereof.

This Warrant shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

IN WITNESS WHEREOF, Owens Corning has caused this Series B Warrant Certificate to be signed by its duly authorized officer, by a signature or facsimile thereof.

Dated:	OWENS CORNING

By:
Name:
Title:

Countersigned:

American Stock Transfer & Trust Company,

as Warrant Agent

By:
Name:
Title:

[Reverse]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants by the Company expiring at 5:00 p.m., New York City time, on the Expiration Date, entitling the holder upon proper exercise to receive shares of Common Stock and are issued or to be issued pursuant to the Series B Warrant Agreement, which Series B Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Series B Warrant Agreement.

The holder of the Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth below on this Warrant Certificate properly completed and executed, together with payment of the aggregate Exercise Amount in accordance with the provisions set forth on the face of this Warrant Certificate. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his successor or assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

The holder of the Warrants evidenced by this Warrant Certificate may, in the event that each of the FAIR Act Conditions shall have been satisfied, convert the Warrants evidenced by this Warrant Certificate, on or before the later to occur of (i) the sixtieth (60th) day after the first Business Day on which each of the FAIR Act Conditions shall have been satisfied, and (ii) the sixtieth (60th) day after the Initial Distribution Date, into shares of Common Stock in accordance with the provisions of the Series B Warrant Agreement by surrendering this Warrant Certificate, with the form of election to convert set forth below on this Warrant Certificate properly completed and executed. In the event that upon any conversion of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not converted.

The Series B Warrant Agreement provides that upon the occurrence of certain events the Exercise Price, the number of shares of Common Stock issuable upon exercise of this Warrant and the Conversion Rate, in each case, may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant. Issuances in respect of fractional shares of Common Stock or fractional Warrants shall be made in accordance with the provisions of Section 13 of the Series B Warrant Agreement.

Warrant Certificates, when surrendered at the principal corporate trust office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Series B Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentation for registration of transfer of this Warrant Certificate at the principal corporate trust office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Series B Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company and the Warrant Agent may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

ASSIGNMENT FORM

(To be Executed if Holder Desires to

Transfer Warrants Evidenced Hereby)

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please Print or Type Name and Address,

Including Postal Zip Code, of Assignee)

Please Insert Social Security

or Other Identifying Number of Assignee                                                                                            of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints                                          Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: ,
Signature(s)*

(Social Security or Taxpayer Identification Number)

Signature(s) Guaranteed*

FORM OF ELECTION TO PURCHASE

(To Be Executed Upon Exercise of Warrant)

To:	American Stock Transfer & Trust Company, as Warrant Agent:

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of Common Stock and herewith tenders payment for such shares to the order of Owens Corning in the amount of the Exercise Price per share of Common Stock in accordance with the terms of the Series B Warrant Agreement, by certified or official bank check made payable to the order of Owens Corning.

REQUEST FOR CASHLESS EXERCISE

☐	Please check if the undersigned, in lieu of tendering the cash payment, as aforesaid, hereby requests the delivery of a number of shares of Common Stock equal to the number of Warrants being exercised multiplied by the Cashless Exercise Ratio within the meaning of Section 6 of the Series B Warrant Agreement.

The undersigned requests that a certificate for such shares be registered in the name of:

Please Insert Social Security
or Other Identifying Number

and be delivered to:

(Please Print or Type Name and Address, Including Postal Zip Code)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

(Please Print or Type Address)

Dated: ,
Signature(s)*

(Social Security or Taxpayer Identification Number)

Signature(s) Guaranteed*

FORM OF ELECTION TO CONVERT

(To Be Executed Upon Conversion of Warrant Following Satisfaction of FAIR Act Conditions)

The undersigned hereby irrevocably elects to convert the Warrants, represented by this Warrant Certificate, into shares of Common Stock at a Conversion Rate of 2.455277 shares per Warrant (subject to adjustment) in accordance with the terms of the Series B Warrant Agreement.

The undersigned requests that a certificate for such shares be registered in the name of:

Please Insert Social Security
or Other Identifying Number

and be delivered to:

(Please Print or Type Name and Address, Including Postal Zip Code)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

(Please Print or Type Address)

Dated: ,
Signature(s)*

(Social Security or Taxpayer Identification Number)

Signature(s) Guaranteed*

*	THE SIGNATURE TO THE ASSIGNMENT, THE SUBSCRIPTION OR THE CONVERSION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BEAR A SIGNATURE GUARANTEED BY AN “ELIGIBLE GUARANTOR INSTITUTION” AS DEFINED IN RULE 17Ad-15(2) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT II

[FORM OF BOOK-ENTRY DOCUMENTATION]

OWENS CORNING	DIRECT REGISTRATION ADVICE	American Stock Transfer & Trust Co. 6201 15th Avenue, 2nd Floor Brooklyn, NY 11219

[Address of Holder]	Statement Date:	[Date]
	Company Number:	[Number]
	Company Name:	Owens Corning
	CUSIP Number:	690742 12 7
	Account Number:	[Number]

DIRECT REGISTRATION TRANSACTION INFORMATION

TRANSACTION TYPE:	Series B Warrant Issuance

NUMBER OF WARRANTS:	[Number]

TRANSACTION NUMBER:	[Number]

ACCOUNT SUMMARY

CURRENT BALANCES

DRS BOOK-ENTRY WARRANTS:	[Number]

TOTAL WARRANTS:	[Number]

This advice is your record of warrants that have been credited to your account in book-entry form with American Stock Transfer & Trust Company (“AST”), the warrant agent for this issue. No warrant certificate has been issued at this time and this entry entitles you to the same rights and privileges you would have if you held your warrants in certificated form.

To exercise your warrant, please complete the Election to Purchase Warrant Shares form on the reverse side of this advice.

If you wish to transfer your book-entry warrants to your brokerage account, the following options are available to you:

•

If your broker is a participant in the DRS Profile system, your broker may request your warrants from AST utilizing the automated Profile system (AST’s DTC Participant Number is 7805). You must provide your broker with the CUSIP number for Owens Corning’s Series B Warrants, your AST account number and the name in which the warrants are registered (all of which information is listed on this Direct Registration Advice.) You must also provide your broker with your taxpayer identification number and the number of warrants that you wish to transfer. Please be advised that your broker may request that you send him/her a copy of this Direct Registration Advice.

•	If your broker is not a participant in the DRS Profile system, please write AST at the address listed above, instructing AST to credit your brokerage account. You must include your AST account number, the name of your brokerage institution, your brokerage account number, and the number of warrants that you wish to transfer. Your letter of instruction must be signed by all owners listed in the account registration and the signatures must be guaranteed by a bank, broker or other financial institution that is a member of a Securities Transfer Association-approved medallion program such as STAMP, SEMP or MSP. It would speed processing if you would include a copy of this Direct Registration Advice. Please coordinate with your broker to ensure that they will accept share delivery via the Direct Registration system.

If you have any question about the number of warrants issued to you, please contact Financial Balloting Group LLC, the Claims Administrator, at (646) 282-1801.

FOR IMPORTANT INFORMATION CONCERNING THESE WARRANTS, PLEASE REFERENCE THE INFORMATION ON THE REVERSE SIDE OF THIS ADVICE.

[Reverse]

These Warrants are issued under and in accordance with a Series B Warrant Agreement dated as of October 31, 2006 (the “Series B Warrant Agreement” or “Warrant Agreement”), between the Company and AST (the “Warrant Agent,” which term includes any successor Warrant Agent under the Series B Warrant Agreement). Please refer to the Series B Warrant Agreement for a full statement of the respective rights, limitations or rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent, American Stock Transfer & Trust Company, Attention: Corporate Trust Department.

The Warrants expire at 5:00 p.m., New York City time on October 31, 2013 (the “Expiration Date”). Each Warrant entitles the holder upon exercise at any time on or after the date of this Direct Registration Advice and prior to the Expiration Date, to purchase from the Company one fully paid and nonassessable share of Common Stock for each Warrant at the initial exercise price of $45.25 per share, as adjusted from time to time pursuant to Section 10 of the Series B Warrant Agreement (the “Exercise Price”). Upon exercise of the Warrants, in whole or in part, payment shall be made to the principal office of the Warrant Agent in an amount equal to the Exercise Price multiplied by the number of Warrants being exercised (the “Exercise Amount”). Payment of the Exercise Amount shall be made by certified or official bank check for United States Dollars made payable to the order of “Owens Corning”. In accordance with the provisions of Section 6 of the Series B Warrant Agreement, in lieu of payment of the aggregate Exercise Amount as aforesaid, the holder of a Warrant may request the delivery by the Company of a number of shares of Common Stock equal to the product of (1) that number of shares of Common Stock underlying the Warrants being exercised and (2) the Cashless Exercise Ratio (as such term is defined in the Warrant Agreement).

In the event that each of the FAIR Act Conditions (as such term is defined in the Series B Warrant Agreement) shall have been satisfied, then on or before the later to occur of (i) the sixtieth (60th) day after the first Business Day on which each of the FAIR Act Conditions shall have been satisfied, and (ii) the sixtieth (60th) day after the Initial Distribution Date (as such term is defined in the Series B Warrant Agreement), the Warrants will be convertible without cost into Common Stock of the Company at a conversion rate of 2.455277 shares of Common Stock per Warrant (as adjusted from time to time pursuant to Section 14(d) of the Series B Warrant Agreement). No Warrant may be converted after the deadline set forth in the immediately preceding sentence.

ASSIGNMENT FORM

(To be Executed if Holder Desires to

Transfer Warrants Evidenced Hereby)

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please Print or Type Name and Address,

Including Postal Zip Code, of Assignee)

Please Insert Social Security

or Other Identifying Number of Assignee

                         of the Warrants credited to my account in book-entry form with American Stock Transfer & Trust Company, and hereby irrevocably constitutes and appoints                                  Attorney to transfer such Warrants on the books of the Company, with full power of substitution in the premises.

Dated: ,
Signature(s)*

(Social Security or Taxpayer Identification Number)

Signature(s) Guaranteed*

FORM OF ELECTION TO PURCHASE

(To Be Executed Upon Exercise of Warrant)

To:	American Stock Transfer & Trust Company, as Warrant Agent:

The undersigned hereby irrevocably elects to exercise the right, represented by this Direct Registration Advice, to receive shares of Common Stock and herewith tenders payment for such shares to the order of Owens Corning in the amount of the Exercise Price per share of Common Stock in accordance with the terms of the Series B Warrant Agreement, by certified or official bank check made payable to the order of Owens Corning.

REQUEST FOR CASHLESS EXERCISE

☐	Please check if the undersigned, in lieu of tendering the cash payment, as aforesaid, hereby requests the delivery of a number of shares of Common Stock equal to the number of Warrants being exercised multiplied by the Cashless Exercise Ratio within the meaning of Section 6 of the Series B Warrant Agreement.

The undersigned requests that a certificate for such shares be registered in the name of:

Please Insert Social Security
or Other Identifying Number

and be delivered to:

(Please Print or Type Name and Address, Including Postal Zip Code)

and that a new Direct Registration Advice reflecting the balance of Warrants credited to the account of the undersigned be delivered to the Registered Holder at the address stated below:

(Please Print or Type Address)

Dated: ,
Signature(s)*

(Social Security or Taxpayer Identification Number)

Signature(s) Guaranteed*

FORM OF ELECTION TO CONVERT

(To Be Executed Upon Conversion of Warrant Following Satisfaction of FAIR Act Conditions)

The undersigned hereby irrevocably elects to convert the Warrants, represented by this Direct Registration Advice, into shares of Common Stock at a Conversion Rate of 2.455277 shares per Warrant (subject to adjustment) in accordance with the terms of the Series B Warrant Agreement.

The undersigned requests that a certificate for such shares be registered in the name of:

Please Insert Social Security
or Other Identifying Number

and be delivered to:

(Please Print or Type Name and Address, Including Postal Zip Code)

and that a new Direct Registration Advice reflecting the balance of Warrants credited to the account of the undersigned be delivered to the Registered Holder at the address stated below:

(Please Print or Type Address)

Dated: ,
Signature(s)*

(Social Security or Taxpayer Identification Number)

Signature(s) Guaranteed*

*	THE SIGNATURE TO THE ASSIGNMENT, THE SUBSCRIPTION OR THE CONVERSION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BEAR A SIGNATURE GUARANTEED BY AN “ELIGIBLE GUARANTOR INSTITUTION” AS DEFINED IN RULE 17Ad-15(2) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.